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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2005

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16014 (Commission File Number)	23-2417713 (IRS Employer Identification No.)
5619 DTC Parkway—Greenwood Village, CO 80111 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 268-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On May 20, 2005, Amendment No. 3 and Waiver ("Amendment No. 3") to that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc., Adelphia California Cablevision, LLC, as borrowers, Adelphia Communications Corporation (the "Company") and certain of its other direct and indirect subsidiaries named therein, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent (the "Collateral Agent"), Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the other Lenders named therein (as amended, the "DIP Credit Agreement" and the lenders thereunder are referred to herein as the "DIP Lenders"), became effective.

        Under the terms of Amendment No. 3, the DIP Lenders agreed to amend and/or waive certain provisions contained in the DIP Credit Agreement and the related Amended and Restated Security and Pledge Agreement, dated as of August 26, 2002, as amended, by and among the Loan Parties (as therein defined) and the Collateral Agent, that would have otherwise inhibited the ability of the Company to complete the transactions contemplated by the previously announced settlements with the United States Attorney's Office for the Southern District of New York (the "U.S. Attorney"), the Securities and Exchange Commission (the "SEC") and certain members of the Rigas family, including, without limitation, the transfer to the Company of certain cable systems owned directly or indirectly by the Rigas family. Such settlements remain subject to completion of the approval process by the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and the United States District Court for the Southern District of New York (the "District Court"). On May 18, 2005, Judge Leonard B. Sand in the District Court, in an oral decision, conditionally approved the settlement agreement between the U.S. Attorney and the Rigases. On May 20, 2005, Judge Robert E. Gerber in the Bankruptcy Court issued a written decision approving the settlements between, respectively, the Company and the Rigases, the U.S. Attorney and the SEC, but has not yet issued the order approving such settlements. Judge P. Kevin Castel in the District Court has not yet acted on the settlement between the Company and the SEC. Approval by all three Judges is required to collectively effectuate all of the settlements.

        In addition, under the terms of Amendment No. 3, (i) the DIP Lenders agreed to amend/or waive certain provisions contained in the DIP Credit Agreement to facilitate the consummation of the previously announced settlement of the Company's ongoing dispute relating to its Tele-Media joint ventures, (ii) the date by which the Company is required to deliver to the DIP Lenders its consolidated audited balance sheet and related consolidated audited statement of income and cash flows for the fiscal year ended December 31, 2004 has been extended from June 30, 2005 until no later than August 31, 2005 and (iii) the date by which each of the designated subsidiary borrowing groups under the DIP Credit Agreement is required to deliver to the DIP Lenders a consolidating schedule containing combined balance sheets and related combined statements of income and cash flows for such designated subsidiary borrowing group for the fiscal year ended December 31, 2004 has been extended from July 31, 2005 until no later than September 30, 2005.

        A copy of Amendment No. 3 is attached to this filing as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary of the terms and conditions of Amendment No. 3 is qualified in its entirety by reference to such exhibit.

        Certain of the DIP Lenders and certain of the agents under the DIP Credit Agreement were lenders and agents under certain of the Company's and its subsidiaries' pre-petition credit facilities. As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries previously have initiated or propose to initiate, respectively, an adversary proceeding against the lenders and agents under certain of the Company's and its subsidiaries' pre-petition credit facilities. A more complete description of such adversary proceeding is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 Annual Report"), which was filed with the SEC on December 23, 2004. The foregoing summary of such adversary proceeding is qualified in its entirety by reference to the description of such adversary proceeding in the 2003 Annual Report.

Item 9.01.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 and Waiver, dated as of May 20, 2005, to Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as borrowers, the Guarantors listed on Annex B thereto, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the Lenders party thereto.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company's assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those settlements are approved by both the Bankruptcy Court and the District Court and consummated, the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, results and impacts of the proposed sale of the Company's assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company's ability to upgrade its network, technological developments, changes in general economic conditions, and those discussed under the heading "Risk Factors" in the 2003 Annual Report. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2005

ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

	By:	/s/ VANESSA A. WITTMAN
		Name:	Vanessa A. Wittman
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 3 and Waiver, dated as of May 20, 2005, to Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as borrowers, the Guarantors listed on Annex B thereto, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the Lenders party thereto.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX